SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  April 14, 2006

J.P. MORGAN ACCEPTANCE CORPORATION I (as depositor under the Pooling and
Servicing Agreement, relating to the J.P. Morgan Mortgage Trust 2006-S1, Mortgage Pass-
Through Certificates, Series 2006-S1)

J.P. MORGAN MORTGAGE TRUST 2006-S1
(Exact name of Issuing Entity as specified in its charter)

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of Depositor as specified in its charter)

J.P. MORGAN MORTGAGE ACQUISITION CORP.
(Exact name of Sponsor as specified in its charter)
Delaware	333-127020	13-3475488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 1, 2006, J.P. Morgan Acceptance Corporation I (the “Company”) entered into a Pooling and Servicing Agreement dated as of March 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), providing for the issuance of J.P. Morgan Mortgage Trust 2006-S1 Mortgage Pass-Through Certificates. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, between J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Chase Home Finance LLC, dated as of May 1, 2004, as amended by Amendment No. 1 thereto, dated as of January 1, 2005 and as further amended by that certain Amendment Reg AB, dated as of January 1, 2006.

99.2

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, between J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Chase Home Finance LLC, dated as of June 1, 2004, as amended by that certain Amendment No. 1, dated as of June 1, 2005 and as further amended by that certain Amendment Reg AB, dated as of January 1, 2006.

99.3

Assignment, Assumption and Recognition Agreement, dated as of March 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association, Chase Home Finance LLC and Wells Fargo Bank, N.A., as the master servicer.

99.4

Flow Master Seller’s Warranties and Servicing Agreement, between J.P. Morgan Mortgage Acquisition Corp. and  National City Mortgage Co., dated as of February 24, 2004, as amended by that Amendment Reg AB, dated as of March 1, 2006.

99.5

Assignment, Assumption and Recognition Agreement, dated as of March 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., National City Mortgage Co. and Wells Fargo Bank, N.A., as the master servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Rosa Hyun

    Name:  Rosa Hyun

    Title:  Vice President

Dated:  April 14, 2006

Exhibit Index

4.1

The Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, between J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Chase Home Finance LLC, dated as of May 1, 2004, as amended by Amendment No. 1 thereto, dated as of January 1, 2005 and as further amended by that certain Amendment Reg AB, dated as of January 1, 2006.

99.2

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, between J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association and Chase Home Finance LLC, dated as of June 1, 2004, as amended by that certain Amendment No. 1, dated as of June 1, 2005 and as further amended by that certain Amendment Reg AB, dated as of January 1, 2006.

99.3

Assignment, Assumption and Recognition Agreement, dated as of March 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association, Chase Home Finance LLC and Wells Fargo Bank, N.A., as the master servicer.

99.4

Flow Master Seller’s Warranties and Servicing Agreement, between J.P. Morgan Mortgage Acquisition Corp. and  National City Mortgage Co., dated as of February 24, 2004, as amended by that Amendment Reg AB, dated as of March 1, 2006.

99.5

Assignment, Assumption and Recognition Agreement, dated as of March 1, 2006, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., National City Mortgage Co. and Wells Fargo Bank, N.A., as the master servicer.